HENDERSON GLOBAL FUNDS
                          HENDERSON EUROPEAN FOCUS FUND
                        HENDERSON GLOBAL TECHNOLOGY FUND
                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND

                      SUPPLEMENT DATED NOVEMBER 27, 2002 TO

                       PROSPECTUS DATED NOVEMBER 27, 2002



         During a special incentive program, the Funds will allow investors to purchase Class A shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission. The purchase must be made within 30 days of the redemption. If shares are purchased in this manner, Fund purchases will be subject to a 1.00% contingent deferred sales charge for one year from the date of purchase. The Distributor will pay a sales commission of 1.00% of the purchase price of the Class A shares of a Fund to brokers that initiate and are responsible for such purchases of Class A shares of a Fund. The special incentive program does not apply to Class A shares that are typically purchased or sold without a sales charge or commission, such as wrap program assets.

         Currently, the Distributor pays sales commissions (in addition to dealer reallowances) at the time of sale of 4.00% of the purchase price of Class B shares of a Fund and 1.00% of the purchase price of Class C shares of a Fund to brokers that initiate and are responsible for purchases of such Class B or Class C shares of a Fund, respectively. Under the special incentive program, the Distributor will pay brokers 5.00% of the purchase price of Class B shares and 2.00% of the purchase price of Class C shares. The special incentive program will not affect the public offering price of the Class B and Class C shares to investors.

         The special incentive program, which was scheduled to end November 29, 2002, will be extended through March 31, 2003.